Exhibit 21.1

MIDAMERICAN ENERGY HOLDINGS COMPANY

SUBSIDIARIES AND JOINT VENTURES

Pursuant to Item 601(b)(21)(ii) of Regulation S-K, we have omitted dormant subsidiaries (all of which, when considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary as of the end of our last fiscal year).

MidAmerican Funding, LLC	Iowa
MHC Inc.	Iowa
MidAmerican Energy Company	Iowa
CBEC Railway Inc.	Iowa
InterCoast Capital Company	Delaware
Cimmred Leasing Company	South Dakota
InterCoast Energy Company	Delaware
InterCoast Power Company	Delaware
IWG Co. 8	Delaware
MHC Investment Company	South Dakota
MWR Capital Inc.	South Dakota
TTP, Inc. of South Dakota	South Dakota
Midwest Capital Group, Inc.	Iowa
Dakota Dunes Development Company	Iowa
Two Rivers Inc.	South Dakota
MidAmerican Services Company	Iowa
MEC Construction Services Co.	Iowa
CE Electric UK Funding Company	England
CalEnergy Gas (Holdings) Limited	England
CalEnergy Gas Limited	England
CalEnergy Gas (Australia) Limited	England
CalEnergy Gas (Polska) sp. z.o.o.	Poland
CalEnergy Resources Limited	England
CalEnergy Resources (Poland) sp.z.o.o.	Poland
CE Electric (Ireland) Ltd.	Republic of Ireland
CE Electric UK Holdings	England
CE Electric UK Ltd.	England
CE UK Gas Holdings Limited	England
Electralink Limited	England
Integrated Utility Services Limited	England
Integrated Utility Services Limited	Republic of Ireland
Kings Road Developments Limited	England
Northern Electric plc	England
Northern Electric Distribution Limited	England
Northern Electric Finance plc	England
Northern Electric & Gas Limited	England
Northern Electric GenCo Limited	England
Northern Electric (Overseas Holdings) Limited	England
Northern Electric Generation (Peaking) Limited	England
Northern Electric Generation (TPL) Limited	England
Northern Electric Properties Limited	England
Northern Infocom Limited	England
Northern Transport Finance Limited	England
Selectusonline Limited	England
Stamfordham Road Developments Ltd.	England
Teesside Power Limited	England
Vehicle Lease and Service Limited	England

Yorkshire Cayman Holding Limited	Cayman Islands
Yorkshire Electricity Distribution plc	England
Yorkshire Electricity Distribution Services Limited	England
Yorkshire Electricity Group plc	England
Yorkshire Holdings plc	England
Yorkshire Power Finance Limited	Cayman Islands
Yorkshire Power Finance 2 Limited	Cayman Islands
Yorkshire Power Group Limited	England
YPG Holdings LLC	Delaware
HomeServices of America, Inc.	Delaware
Allied Title Services, LLC	Nebraska
Arizona Home Services, LLC	Arizona
Caldwell Mill, LLP	Alabama
California Title Company	California
Capitol Intermediary Company	Nebraska
Capitol Land Exchange, Inc.	Nebraska
Capitol Title Company	Nebraska
CBSHOME Real Estate Company	Nebraska
CBSHOME Real Estate of Iowa, Inc.	Delaware
CBSHOME Relocation Services, Inc.	Nebraska
Champion Realty, Inc.	Maryland
Chancellor Title Services, Inc.	Maryland
Columbia Title of Florida, Inc.	Florida
Cornerstone Title Company, L.L.C.	Georgia
Edina Financial Services, Inc.	Minnesota
Edina Realty, Inc.	Minnesota
Edina Realty Title, Inc.	Minnesota
Embassy Financial Services, Inc.	Florida
Esslinger-Wooten-Maxwell Inc.	Florida
First Capital Enterprises, LP	California
First Capital Group, LP	California
First Realty, Ltd.	Iowa
First Reserve Insurance, Inc.	Florida
FMLC Mortgage, LLC	Delaware
HMSV Financial Services, Inc.	Delaware
HMSV-USB Lending, LLC	Delaware
Home Real Estate, Inc.	Nebraska
Home Services Referral Network, LLC	Indiana
HomeServices Financial, LLC	Delaware
HomeServices Financial Holdings, Inc.	Delaware
HomeServices Financial-Iowa, LLC	Delaware
HomeServices Lending, LLC	Delaware
HomeServices Insurance, Inc.	Nebraska
HomeServices of California, Inc.	Delaware
HomeServices of Florida, Inc.	Florida
HomeServices of Kentucky, Inc.	Delaware
HomeServices of Nebraska, Inc.	Delaware
HomeServices of the Carolinas, Inc.	Delaware
HomeServices Relocation, LLC	Delaware
IMO Co., Inc.	Missouri
Iowa Realty Co., Inc.	Iowa
Iowa Realty Insurance Agency, Inc.	Iowa
Iowa Title Company	Iowa

Iowa Title Linn County LLC	Iowa
Iowa Title Linn County II, LLC	Iowa
J.D. Reece Mortgage Company	Kansas
Jenny Pruitt & Associates, Inc.	Georgia
Jenny Pruitt Insurance Services, LLC	Georgia
JRHBW Realty, Inc.	Alabama
J. S. White & Associates, Inc.	Alabama
Kansas City Title, Inc.	Missouri
Kentucky Residential Referral Service, LLC	Kentucky
Larabee School of Real Estate and Insurance, Inc.	Nebraska
Lincoln Title Company, LLC	Nebraska
Long Title Agency, LLC	Arizona
Meridian Title Services, LLC	Georgia
Midland Escrow Services, Inc.	Iowa
MortgageSouth, LLC	Alabama
Nebraska Land Title and Abstract Company	Nebraska
Pickford Escrow Company	California
Pickford Golden State Member, LLC	California
Pickford Holdings, LLC	California
Pickford North County, LP	California
Pickford Real Estate, Inc.	California
Pickford Realty Ltd.	California
Pickford Services Company	California
Piedmont Financial Capital Corporation	North Carolina
Piedmont Relocation Management Center, Inc.	North Carolina
Plaza Financial Services, LLC	Kansas
Preferred Carolinas Realty, Inc.	North Carolina
Preferred Carolinas Title Agency, L.L.C.	North Carolina
Professional Home Mortgage Lenders, LLC	North Carolina
Professional Referral Organization, Inc.	Maryland
Property I.D. Golden State, LLC	California
Real Estate Links, LLC	Illinois
Reece & Nichols Alliance, Inc.	Kansas
Reece & Nichols Realtors Inc.	Kansas
Referral Company of North Carolina, Inc.	North Carolina
RHL Referral Company, LLC	Arizona
Roy H. Long Realty Co., Inc.	Arizona
San Diego PCRE, Inc.	California
Semonin Realtors, Inc.	Delaware
Seward Title, LLC	Nebraska
Shelter Mortgage Company, L.L.C.	Delaware
Southwest Relocation, LLC	Arizona
The Escrow Firm, Inc.	California
The Piedmont Triad Mortgage Group, LLC	North Carolina
The Referral Company	Iowa
TITLE INFO NOW, LLC	Minnesota
TitleSouth, LLC	Alabama
Trinity Mortgage Affiliates	Georgia
Trinity Mortgage Partners, Inc.	Georgia
United Settlement Services, LC	Iowa
Woods Bros. Realty, Inc.	Nebraska
CE Generation, LLC	Delaware

CalEnergy Operating Corporation	Delaware
California Energy Development Corporation	Delaware
California Energy Yuma Corporation	Utah
CE Salton Sea Inc.	Delaware
CE Texas Energy LLC	Delaware
CE Texas Fuel, LLC	Delaware
CE Texas Gas LP	Delaware
CE Texas Pipeline, LLC	Delaware
CE Texas Power, LLC	Delaware
CE Texas Resources, LLC	Delaware
CE Turbo LLC	Delaware
Conejo Energy Company	California
Del Ranch, L. P.	California
Desert Valley Company	California
Elmore, L.P.	California
Falcon Power Operating Company	Texas
Falcon Seaboard Oil Company	Texas
Falcon Seaboard Pipeline Corporation	Texas
Falcon Seaboard Power Corporation	Texas
Fish Lake Power LLC	Delaware
FSRI Holdings, Inc	Texas
Imperial Magma LLC	Delaware
Leathers, L.P.	California
Magma Land Company I	Nevada
Magma Power Company	Nevada
Niguel Energy Company	California
North Country Gas Pipeline Corporation	New York
Power Resources, Ltd.	Texas
Salton Sea Brine Processing L. P.	California
Salton Sea Funding Corporation	Delaware
Salton Sea Power Company	Nevada
Salton Sea Power Generation L. P.	California
Salton Sea Power LLC	Delaware
Salton Sea Royalty LLC	Delaware
San Felipe Energy Company	California
Saranac Energy Company, Inc.	Delaware
Saranac Power Partners, LP	Delaware
SECI Holdings, Inc.	Delaware
VPC Geothermal LLC	Delaware
Vulcan Power Company	Nevada
Vulcan/BN Geothermal Power Company	Nevada
Yuma Cogeneration Associates	Arizona
American Pacific Finance Company	Delaware
CalEnergy Capital Trust II	Delaware
CalEnergy Capital Trust III	Delaware
CalEnergy Company Inc.	Delaware
CalEnergy Generation Operating Company	Delaware
CalEnergy Holdings, Inc.	Delaware
CalEnergy International Ltd.	Bermuda
CalEnergy International Services, Inc.	Delaware
CalEnergy Investments C.V.	Netherlands
CalEnergy Minerals Development LLC	Delaware
CalEnergy Minerals, LLC	Delaware
CalEnergy Pacific Holdings Corp.	Delaware

CalEnergy U.K. Inc.	Delaware
CE Casecnan Ltd.	Bermuda
CE Casecnan II, Inc.	Philippines
CE Casecnan Water and Energy Company, Inc.	Philippines
CE Cebu Geothermal Power Company, Inc.	Philippines
CE Electric (NY), Inc.	New York
CE Electric, Inc.	Delaware
CE Exploration Company	Delaware
CE Geothermal LLC	Delaware
CE Geothermal, Inc.	Delaware
CE Insurance Services Limited	Isle of Man
CE International Investments, Inc.	Delaware
CE Luzon Geothermal Power Company, Inc.	Philippines
CE Mahanagdong II, Inc.	Philippines
CE Mahanagdong Ltd.	Bermuda
CE Obsidian Energy LLC	Delaware
CE Obsidian Holdings, LLC	Delaware
CE Philippines II, Inc.	Philippines
CE Philippines Ltd.	Bermuda
CE Power LLC	Delaware
CE Power, Inc.	Delaware
CE Resource LLC	Delaware
Cordova Energy Company, LLC	Delaware
Cordova Funding Corporation	Delaware
Intermountain Geothermal Company	Delaware
Kern River Funding Corporation	Delaware
Kern River Gas Transmission Company	Texas
KR Acquisition 1, LLC	Delaware
KR Acquisition 2, LLC	Delaware
KR Holding, LLC	Delaware
Magma Netherlands B.V.	Netherlands
MEHC Investment, Inc.	South Dakota
MidAmerican Capital Trust I	Delaware
MidAmerican Capital Trust II	Delaware
MidAmerican Capital Trust III	Delaware
MidAmerican Energy Machining Services, LLC	Delaware
NNGC Acquisition, LLC	Delaware
Northern Natural Gas Company	Delaware
Quad Cities Energy Company	Iowa
Salton Sea Minerals Corp.	Delaware
Tongonan Power Investment, Inc.	Philippines
Visayas Geothermal Power Company	Philippines